Exhibit 99.1

Contact:	Wallace R. Cooney	For Immediate Release
	(703) 345-6470	October 29, 2026

GRAHAM HOLDINGS COMPANY REPORTS
THIRD QUARTER EARNINGS
ARLINGTON, VA - Graham Holdings Company (NYSE: GHC) today reported its financial results for the third quarter of 2026. The Company also filed its Form 10-Q today for the quarter ended September 30, 2026 with the Securities and Exchange Commission.
Division Operating Results
Revenue for the third quarter of 2026 was $1,326.0 million, up 4% from $1,278.9 million in the third quarter of 2025. The Company reported operating income of $85.5 million for the third quarter of 2026, compared to $67.1 million for the third quarter of 2025. The Company reported adjusted operating cash flow (non-GAAP) of $121.8 million for the third quarter of 2026, compared to $110.1 million for the third quarter of 2025. Revenues, operating results and adjusted operating cash flow increased at television broadcasting, healthcare, manufacturing, automotive and other businesses, partially offset by a decline at education. Capital expenditures totaled $39.6 million and $20.2 million for the third quarter of 2026 and 2025, respectively.
Revenue for the first nine months of 2026 was $3,864.5 million, up 6% from $3,660.5 million in the first nine months of 2025. The Company reported operating income of $227.0 million for the first nine months of 2026, compared to $187.4 million for the first nine months of 2025. Revenues and operating results increased at television broadcasting, healthcare, manufacturing, automotive and other businesses, partially offset by a decline at education. The Company reported adjusted operating cash flow (non-GAAP) of $354.5 million for the first nine months of 2026, compared to $309.5 million for the first nine months of 2025. Adjusted operating cash flow increased at television broadcasting, manufacturing, automotive and other businesses, partially offset by declines at education and healthcare. Capital expenditures totaled $80.2 million and $54.1 million for the first nine months of 2026 and 2025, respectively.
Disposition of Business
In the third quarter of 2026, Kaplan entered into an agreement to sell Dublin Business School (DBS) to China Chunlai Education Group Co., Ltd., a provider of private higher education in China. At September 30, 2026, the Company classified the assets and liabilities of DBS as held for sale. The transaction closed on October 27, 2026. Under the terms of the Share Purchase Agreement, Kaplan sold all of the outstanding shares of Accountancy & Business College (Ireland) Limited, which operates DBS, together with certain intellectual property, for $127.5 million.
Debt, Cash and Marketable Equity Securities
At September 30, 2026, the Company had $853.4 million in borrowings outstanding at an average interest rate of 5.8%, including $186.2 million outstanding on its $400 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,246.2 million at September 30, 2026, excluding DBS cash classified as held for sale.
Overall, the Company recognized $15.0 million in net losses and $17.9 million in net gains on marketable equity securities in the third quarter and first nine months of 2026, compared to $84.8 million and $117.0 million in net gains on marketable equity securities in the third quarter and first nine months of 2025.
Common Stock Repurchases
During the first nine months of 2026, the Company purchased a total of 176,529 shares of its Class B common stock at a cost of $198.6 million. At September 30, 2026, there were 4,185,665 shares outstanding. On September 12, 2024, the Board of Directors authorized the Company to acquire up to 500,000 shares of its Class B common stock; the Company has remaining authorization for 285,953 shares as of September 30, 2026.
Overall Company Results
The Company reported net income attributable to common shares of $75.1 million ($17.60 per share) for the third quarter of 2026, compared to $122.9 million ($27.91 per share) for the third quarter of 2025.
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For the first nine months of 2026, the Company reported net income attributable to common shares of $385.3 million ($88.92 per share), compared to $183.6 million ($41.75 per share) for the first nine months of 2025.
The results for the third quarter and first nine months of 2026 and 2025 were affected by a number of items as described in the Non-GAAP Financial Information schedule attached to this release. Excluding these items, net income attributable to common shares was $80.2 million ($18.77 per share) for the third quarter of 2026, compared to $62.0 million ($14.08 per share) for the third quarter of 2025. Excluding these items, net income attributable to common shares was $238.2 million ($54.98 per share) for the first nine months of 2026, compared to $176.1 million ($40.05 per share) for the first nine months of 2025.
Forward-Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this press release, in the Company’s Annual Report on Form 10-K and in the Company’s 2025 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ from those stated, including, without limitation, comments about expectations related to acquisitions or dispositions or related business activities, the Company’s business strategies and objectives, the prospects for growth in the Company’s various business operations, the Company’s future financial performance, and the risks and uncertainties described in Item 1A of the Company’s Annual Report on Form 10-K. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	September 30%
(in thousands, except per share amounts)	2026	2025	Change
Operating revenues	$1,326,037	$1,278,859	4
Operating expenses	1,216,622	1,180,498	3
Depreciation of property, plant and equipment	18,119	19,298	(6)
Amortization of intangible assets	5,775	9,692	(40)
Impairment of intangible and other long-lived assets	—	2,235	—
Operating income	85,521	67,136	27
Equity in (losses) earnings of affiliates, net	(3,590)	15,780	—
Interest income	1,594	1,464	9
Interest expense	(15,769)	(17,164)	(8)
Non-operating pension and postretirement benefit income, net	47,601	31,047	53
(Loss) gain on marketable equity securities, net	(15,027)	84,768	—
Other (expense) income, net	(1,187)	7	—
Income before income taxes	99,143	183,038	(46)
Provision for income taxes	21,900	56,800	(61)
Net income	77,243	126,238	(39)
Net income attributable to noncontrolling interests	(2,133)	(3,313)	(36)
Net Income Attributable to Graham Holdings Company Common Stockholders	$75,110	$122,925	(39)
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$17.79	$28.19	(37)
Basic average number of common shares outstanding	4,198	4,334
Diluted net income per common share	$17.60	$27.91	(37)
Diluted average number of common shares outstanding	4,243	4,378
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended
	September 30%
(in thousands, except per share amounts)	2026	2025	Change
Operating revenues	$3,864,535	$3,660,546	6
Operating expenses	3,545,916	3,386,690	5
Depreciation of property, plant and equipment	54,794	59,504	(8)
Amortization of intangible assets	17,808	24,757	(28)
Impairment of goodwill, other long-lived assets and asset group held for sale	19,029	2,235	—
Operating income	226,988	187,360	21
Equity in earnings of affiliates, net	11,397	10,466	9
Interest income	5,950	6,225	(4)
Interest expense	(49,171)	(117,547)	(58)
Non-operating pension and postretirement benefit income, net	248,323	94,266	—
Gain on marketable equity securities, net	17,929	117,026	(85)
Other expense, net	(4,146)	(20,514)	(80)
Income before income taxes	457,270	277,282	65
Provision for income taxes	66,900	84,900	(21)
Net income	390,370	192,382	—
Net income attributable to noncontrolling interests	(5,051)	(8,814)	(43)
Net Income Attributable to Graham Holdings Company Common Stockholders	$385,319	$183,568	—
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$89.84	$42.15	—
Basic average number of common shares outstanding	4,264	4,329
Diluted net income per common share	$88.92	$41.75	—
Diluted average number of common shares outstanding	4,309	4,370

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GRAHAM HOLDINGS COMPANY
BUSINESS DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2026	2025	Change	2026	2025	Change
Operating Revenues
Education	$404,282	$472,662	(14)	$1,262,569	$1,334,206	(5)
Television broadcasting	125,304	105,087	19	346,487	314,625	10
Healthcare	260,252	208,415	25	717,243	584,375	23
Manufacturing	147,601	124,257	19	405,915	318,480	27
Automotive	299,060	285,228	5	868,036	851,791	2
Other businesses	89,443	83,215	7	264,209	257,082	3
Corporate office	883	620	42	2,278	1,861	22
Intersegment elimination	(788)	(625)	—	(2,202)	(1,874)	—
	$1,326,037	$1,278,859	4	$3,864,535	$3,660,546	6
Operating Expenses
Education	$364,994	$423,610	(14)	$1,140,623	$1,198,936	(5)
Television broadcasting	76,845	78,313	(2)	233,602	235,513	(1)
Healthcare	237,008	187,423	26	651,963	519,969	25
Manufacturing	138,603	117,562	18	381,816	298,739	28
Automotive	289,722	278,920	4	845,325	829,698	2
Other businesses	111,333	108,230	3	327,423	340,630	(4)
Corporate office	22,799	18,290	25	58,997	51,575	14
Intersegment elimination	(788)	(625)	—	(2,202)	(1,874)	—
	$1,240,516	$1,211,723	2	$3,637,547	$3,473,186	5
Operating Income (Loss)
Education	$39,288	$49,052	(20)	$121,946	$135,270	(10)
Television broadcasting	48,459	26,774	81	112,885	79,112	43
Healthcare	23,244	20,992	11	65,280	64,406	1
Manufacturing	8,998	6,695	34	24,099	19,741	22
Automotive	9,338	6,308	48	22,711	22,093	3
Other businesses	(21,890)	(25,015)	12	(63,214)	(83,548)	24
Corporate office	(21,916)	(17,670)	(24)	(56,719)	(49,714)	(14)
	$85,521	$67,136	27	$226,988	$187,360	21
Amortization of Intangible Assets and Impairment of Goodwill, Other Long-Lived Assets and Asset Group Held for Sale
Education	$84	$1,404	(94)	$19,670	$5,222	—
Television broadcasting	1,360	1,360	—	4,080	4,080	—
Healthcare	71	1,095	(94)	257	1,330	(81)
Manufacturing	3,717	4,442	(16)	11,203	9,304	20
Automotive	5	560	(99)	15	570	(97)
Other businesses	538	3,066	(82)	1,612	6,486	(75)
Corporate office	—	—	—	—	—	—
	$5,775	$11,927	(52)	$36,837	$26,992	36
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill, Other Long-Lived Assets and Asset Group Held for Sale
Education	$39,372	$50,456	(22)	$141,616	$140,492	1
Television broadcasting	49,819	28,134	77	116,965	83,192	41
Healthcare	23,315	22,087	6	65,537	65,736	0
Manufacturing	12,715	11,137	14	35,302	29,045	22
Automotive	9,343	6,868	36	22,726	22,663	0
Other businesses	(21,352)	(21,949)	3	(61,602)	(77,062)	20
Corporate office	(21,916)	(17,670)	(24)	(56,719)	(49,714)	(14)
	$91,296	$79,063	15	$263,825	$214,352	23

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	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2026	2025	Change	2026	2025	Change
Depreciation
Education	$5,524	$7,085	(22)	$17,237	$22,261	(23)
Television broadcasting	2,271	2,597	(13)	6,952	7,850	(11)
Healthcare	1,952	1,837	6	5,779	5,346	8
Manufacturing	2,855	3,219	(11)	9,027	8,576	5
Automotive	1,993	1,718	16	5,775	5,155	12
Other businesses	3,354	2,671	26	9,515	9,813	(3)
Corporate office	170	171	(1)	509	503	1
	$18,119	$19,298	(6)	$54,794	$59,504	(8)
Pension Expense
Education	$4,555	$4,318	5	$13,666	$12,954	5
Television broadcasting	1,554	1,475	5	4,661	4,426	5
Healthcare	2,365	2,496	(5)	5,894	7,488	(21)
Manufacturing	1,242	866	43	3,727	2,596	44
Automotive	34	(1)	—	102	47	—
Other businesses	1,889	1,857	2	5,614	5,868	(4)
Corporate office	740	761	(3)	2,217	2,284	(3)
	$12,379	$11,772	5	$35,881	$35,663	1
Adjusted Operating Cash Flow (non-GAAP)(1)
Education	$49,451	$61,859	(20)	$172,519	$175,707	(2)
Television broadcasting	53,644	32,206	67	128,578	95,468	35
Healthcare	27,632	26,420	5	77,210	78,570	(2)
Manufacturing	16,812	15,222	10	48,056	40,217	19
Automotive	11,370	8,585	32	28,603	27,865	3
Other businesses	(16,109)	(17,421)	8	(46,473)	(61,381)	24
Corporate office	(21,006)	(16,738)	(25)	(53,993)	(46,927)	(15)
	$121,794	$110,133	11	$354,500	$309,519	15
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill, Other Long-Lived Assets and Asset Group Held for Sale plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
EDUCATION DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2026	2025	Change	2026	2025	Change
Operating Revenues
Kaplan international	$230,134	$294,292	(22)	$754,145	$827,719	(9)
Higher education	93,865	92,162	2	272,561	265,387	3
Supplemental education	80,805	86,679	(7)	237,145	242,243	(2)
Kaplan corporate and other	369	280	32	924	315	—
Intersegment elimination	(891)	(751)	—	(2,206)	(1,458)	—
	$404,282	$472,662	(14)	$1,262,569	$1,334,206	(5)
Operating Expenses
Kaplan international	$212,842	$265,399	(20)	$672,603	$738,827	(9)
Higher education	75,961	77,479	(2)	220,320	219,925	0
Supplemental education	71,150	71,700	(1)	211,706	213,890	(1)
Kaplan corporate and other	5,761	8,417	(32)	18,433	22,516	(18)
Amortization of intangible assets	84	1,404	(94)	641	5,222	(88)
Impairment of goodwill and asset group held for sale	—	—	—	19,029	—	—
Intersegment elimination	(804)	(789)	—	(2,109)	(1,444)	—
	$364,994	$423,610	(14)	$1,140,623	$1,198,936	(5)
Operating Income (Loss)
Kaplan international	$17,292	$28,893	(40)	$81,542	$88,892	(8)
Higher education	17,904	14,683	22	52,241	45,462	15
Supplemental education	9,655	14,979	(36)	25,439	28,353	(10)
Kaplan corporate and other	(5,392)	(8,137)	34	(17,509)	(22,201)	21
Amortization of intangible assets	(84)	(1,404)	94	(641)	(5,222)	88
Impairment of goodwill and asset group held for sale	—	—	—	(19,029)	—	—
Intersegment elimination	(87)	38	—	(97)	(14)	—
	$39,288	$49,052	(20)	$121,946	$135,270	(10)
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale
Kaplan international	$17,292	$28,893	(40)	$81,542	$88,892	(8)
Higher education	17,904	14,683	22	52,241	45,462	15
Supplemental education	9,655	14,979	(36)	25,439	28,353	(10)
Kaplan corporate and other	(5,392)	(8,137)	34	(17,509)	(22,201)	21
Intersegment elimination	(87)	38	—	(97)	(14)	—
	$39,372	$50,456	(22)	$141,616	$140,492	1
Depreciation
Kaplan international	$4,366	$6,072	(28)	$13,945	$19,014	(27)
Higher education	378	314	20	945	1,153	(18)
Supplemental education	769	692	11	2,317	2,076	12
Kaplan corporate and other	11	7	57	30	18	67
	$5,524	$7,085	(22)	$17,237	$22,261	(23)
Pension Expense
Kaplan international	$—	$142	—	$176	$428	(59)
Higher education	1,984	1,849	7	5,936	5,546	7
Supplemental education	2,017	1,929	5	6,063	5,788	5
Kaplan corporate and other	554	398	39	1,491	1,192	25
	$4,555	$4,318	5	$13,666	$12,954	5
Adjusted Operating Cash Flow (non-GAAP)(1)
Kaplan international	$21,658	$35,107	(38)	$95,663	$108,334	(12)
Higher education	20,266	16,846	20	59,122	52,161	13
Supplemental education	12,441	17,600	(29)	33,819	36,217	(7)
Kaplan corporate and other	(4,827)	(7,732)	38	(15,988)	(20,991)	24
Intersegment elimination	(87)	38	—	(97)	(14)	—
	$49,451	$61,859	(20)	$172,519	$175,707	(2)
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
HEALTHCARE DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2026	2025	Change	2026	2025	Change
Operating Revenues
CSI	$162,289	$120,382	35	$428,593	$324,045	32
Other Healthcare	97,963	88,033	11	288,650	260,330	11
	$260,252	$208,415	25	$717,243	$584,375	23
Operating Expenses
CSI	$147,548	$106,985	38	$395,042	$287,008	38
Other Healthcare	89,460	80,438	11	256,921	232,961	10
	$237,008	$187,423	26	$651,963	$519,969	25
Operating Income
CSI	$14,741	$13,397	10	$33,551	$37,037	(9)
Other Healthcare	8,503	7,595	12	31,729	27,369	16
	$23,244	$20,992	11	$65,280	$64,406	1
Amortization of Intangible Assets and Impairment of Long-Lived Assets
CSI	$21	$40	(48)	$62	$107	(42)
Other Healthcare	50	1,055	(95)	195	1,223	(84)
	$71	$1,095	(94)	$257	$1,330	(81)
Operating Income before Amortization of Intangible Assets and Impairment of Long-Lived Assets
CSI	$14,762	$13,437	10	$33,613	$37,144	(10)
Other Healthcare	8,553	8,650	(1)	31,924	28,592	12
	$23,315	$22,087	6	$65,537	$65,736	0
Depreciation
CSI	$293	$186	58	$887	$545	63
Other Healthcare	1,659	1,651	0	4,892	4,801	2
	$1,952	$1,837	6	$5,779	$5,346	8
Pension Expense
CSI	$602	$—	—	$602	$—	—
Other Healthcare	1,763	2,496	(29)	5,292	7,488	(29)
	$2,365	$2,496	(5)	$5,894	$7,488	(21)
Adjusted Operating Cash Flow (non-GAAP)(1)
CSI	$15,657	$13,623	15	$35,102	$37,689	(7)
Other Healthcare	11,975	12,797	(6)	42,108	40,881	3
	$27,632	$26,420	5	$77,210	$78,570	(2)
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets plus Depreciation Expense and Pension Expense.
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NON-GAAP FINANCIAL INFORMATION
GRAHAM HOLDINGS COMPANY
(Unaudited)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included in this press release, the Company has provided information regarding Adjusted Operating Cash Flow and Net income excluding certain items described below, reconciled to the most directly comparable GAAP measures. Management believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•the ability to make meaningful period-to-period comparisons of the Company’s ongoing results;
•the ability to identify trends in the Company’s underlying business; and
•a better understanding of how management plans and measures the Company’s underlying business.
Adjusted Operating Cash Flow and Net income, excluding certain items, should not be considered substitutes or alternatives to computations calculated in accordance with and required by GAAP. These non-GAAP financial measures should be read only in conjunction with financial information presented on a GAAP basis.
The gains and losses on marketable equity securities relate to the change in the fair value (quoted prices) of its portfolio of equity securities. The mandatorily redeemable noncontrolling interest represents the ownership portion of a group of minority shareholders at a subsidiary of the Company's Healthcare business. The Company measures the redemption value of this minority ownership on a quarterly basis with changes in the fair value recorded as interest expense or income, which is included in net income for the period. The effect of gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest are not directly related to the core performance of the Company’s business operations since these items do not directly relate to the sale of the Company’s services or products. GAAP requires that the Company include the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest in net income on the Condensed Consolidated Statements of Operations. The Company excludes the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest from the non-GAAP adjusted net income because these items are independent of the Company’s core operations and not indicative of the performance of the Company’s business operations.
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The following tables reconcile the non-GAAP financial measures for Net income, excluding certain items, to the most directly comparable GAAP measures:

	Three Months Ended September 30
	2026			2025
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$99,143	$21,900	$77,243	$183,038	$56,800	$126,238
Attributable to noncontrolling interests			(2,133)			(3,313)
Attributable to Graham Holdings Company Stockholders			75,110			122,925
Adjustments:
Intangible and other long-lived asset impairment charges	—	—	—	2,235	522	1,713
Settlement gain related to retiree annuity pension purchase	(14,950)	(3,889)	(11,061)	—	—	—
Charges related to non-operating Separation Incentive Programs and a Voluntary Retirement Incentive Program	3,201	833	2,368	2,546	651	1,895
Interest (credit) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	(125)	2	(127)	718	(6,198)	6,916
Net losses (gains) on marketable equity securities	15,027	3,838	11,189	(84,768)	(21,735)	(63,033)
Net losses of affiliates whose operations are not managed by the Company	6,290	1,607	4,683	5,787	1,484	4,303
Non-operating loss (gain) from impairment and earnings of equity and cost method investments	600	153	447	(17,122)	(4,395)	(12,727)
Income tax expense related to the KLG business	—	(1,465)	1,465	—	—	—
Non-U.S. global minimum corporate income tax benefit	—	3,908	(3,908)	—	—	—
Net Income, adjusted (non-GAAP)			$80,166			$61,992

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$17.60			$27.91
Adjustments:
Intangible and other long-lived asset impairment charges			—			0.39
Settlement gain related to retiree annuity pension purchase			(2.59)			—
Charges related to non-operating Separation Incentive Programs and a Voluntary Retirement Incentive Program			0.55			0.43
Interest (credit) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			(0.03)			1.57
Net losses (gains) on marketable equity securities			2.62			(14.31)
Net losses of affiliates whose operations are not managed by the Company			1.10			0.98
Non-operating loss (gain) from impairment and earnings of equity and cost method investments			0.10			(2.89)
Income tax expense related to the KLG business			0.34			—
Non-U.S. global minimum corporate income tax benefit			(0.92)			—
Diluted income per common share, adjusted (non-GAAP)			$18.77			$14.08

The adjusted diluted per share amounts may not compute due to rounding.
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	Nine Months Ended September 30
	2026			2025
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$457,270	$66,900	$390,370	$277,282	$84,900	$192,382
Attributable to noncontrolling interests			(5,051)			(8,814)
Attributable to Graham Holdings Company Stockholders			$385,319			$183,568
Adjustments:
Intangible and other long-lived asset impairment charges	—	—	—	2,235	522	1,713
Impairment charge and loss on sale related to KLG	24,179	(594)	24,773	—	—	—
Settlement gain related to retiree annuity pension purchase	(151,905)	(39,514)	(112,391)	—	—	—
Charges related to non-operating Separation Incentive Programs and Voluntary Retirement Incentive Programs	11,138	2,897	8,241	9,185	2,351	6,834
Interest (credit) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	(1,007)	(122)	(885)	68,278	7,496	60,782
Net gains on marketable equity securities	(17,929)	(4,580)	(13,349)	(117,026)	(30,006)	(87,020)
Net (earnings) losses of affiliates whose operations are not managed by the Company	(6,772)	(1,730)	(5,042)	18,110	4,643	13,467
Net non-operating loss (gain) from impairment, sale and earnings of equity and cost method investments	5,916	1,511	4,405	(4,443)	(1,189)	(3,254)
Income tax benefit related to the KLG business	—	68,099	(68,099)	—	—	—
Non-U.S. global minimum corporate income tax expense	—	(15,272)	15,272	—	—	—
Net Income, adjusted (non-GAAP)			$238,244			$176,090

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$88.92			$41.75
Adjustments:
Intangible and other long-lived asset impairment charges			—			0.39
Impairment charge and loss on sale related to KLG			5.72			—
Settlement gain related to retiree annuity pension purchase			(25.94)			—
Charges related to non-operating Separation Incentive Programs and Voluntary Retirement Incentive Programs			1.90			1.55
Interest (credit) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			(0.20)			13.83
Net gains on marketable equity securities			(3.08)			(19.79)
Net (earnings) losses of affiliates whose operations are not managed by the Company			(1.16)			3.06
Net non-operating loss (gain) from impairment, sale and earnings of equity and cost method investments			1.02			(0.74)
Income tax benefit related to the KLG business			(15.72)			—
Non-U.S. global minimum corporate income tax expense			3.52			—
Diluted income per common share, adjusted (non-GAAP)			$54.98			$40.05

The adjusted diluted per share amounts may not compute due to rounding.
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